EXHIBIT 7

Microfilm Number             Filed with the Department of State on July 23, 1997
                ---------                                          -------------

Entity Number 2766881           /s/
              -------           ------------------------------------------------
                                        Secretary  of  the  Commonwealth


                      ARTICLES OF INCORPORATION-FOR PROFIT
                                       OF
                          Lo Castro & Associates, Inc.
                               Name of Corporation
                      A TYPE OF CORPORATION INDICATED BELOW

Indicate  type  of  domestic  corporation:

 x  Business-stock (15 Pa.C.S. Sec. 1306)                Management (15 Pa.C.S. Sec.2702)
---                                                  ---

    Business-nonstock (15 Pa.C.S. Sec. 2102)             Professional (15 Pa.C.S. Sec.2903)
---                                                  ---

    Business-statutory close (15 Pa.C.S. Sec. 2303)     Insurance (15 Pa.C.S. Sec. 3101)
---                                                  ---

                    ____ Cooperative (15 Pa.C.S. Sec. 7102)

              DSCB:15-1306/2102/2303/2702/2903/3101/7102A (Rev 91)

     In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned, desiring to incorporate a corporation for profit hereby, state(s) that

1.   The name of the corporation is:    Lo  Castro  &  Associates,  Inc.
                                    --------------------------------------------

     ---------------------------------------------------------------------------

2. The (a) address of this corporation's initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue

     (a) 109 Tanglewood Drive      McMurray   PA   15317           Washington
        ------------------------------------------------------------------------
         Number and Street           City    State  Zip              County

     (b)  c/o:
              ------------------------------------------------------------------
                Name of Commercial Registered Office Provider      County

     For a corporation represented by a commercial registered office provider, The county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The corporation is incorporated under the provisions of the Business Corporation Law of 1988.

4.   The aggregate  number of shares  authorized is:     100,000  common
                                                    ----------------------------
     (other provisions, if any, attach 8 1/2 x 11 sheet)

5. The name and address, including number and street, if any, of each incorporator is:
     Name                           Address
       Vincent A. Lo Castro          109 Tanglewood Drive, McMurray,  PA  15317
     --------------------------     --------------------------------------------

6.   The specified effective date, if any, is:
                                              ----------------------------------
                                                  month day year hour, if any

7. Additional provisions of the articles, if any, attach an 8 1/2 x 11 sheet.

8. Statutory close corporation only: Neither the corporation nor any shareholder shall make an offering of any of its shares of any class that would constitute a "public offering" within the meaning of the Securities Act of 1933 (15 U.S.C. 77a et seq.).

9. Cooperative corporations only: (Complete and strike out inapplicable term) The common bond of membership among its members/shareholders is:



IN TESTIMONY WHEREOF, the incorporator(s) has (have) signed these Articles of Incorporation this 18th day of July, 1997.
                     ----           ----     --


--------------------------------                 -------------------------------
       (Signature)                                        (Signature)